UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 29, 2017

                   PATRIOT TRANSPORTATION HOLDING, INC.
          (Exact name of registrant as specified in its charter)

	       FLORIDA		 001-36605	    47-2482414
	   ----------------	-----------	-------------------
	   (State or other	(Commission	(I.R.S. Employer
	   jurisdiction         File Number)	Identification No.)
	   of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

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       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

                         CURRENT REPORT ON FORM 8-K

                    PATRIOT TRANSPORTATION HOLDING, INC.

                             November 29, 2017


ITEM 2.02. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

	On November 29, 2017, Patriot Transportation Holding, Inc. (the "Company") issued a press release announcing results for the fourth quarter and fiscal year 2017. A copy of the press release is furnished as Exhibit 99.

	The information in this report (including the exhibit) shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

        (d)     Exhibits.

        99      Press Release dated November 29, 2017.

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


				PATRIOT TRANSPORTATION HOLDING, INC.


Date: November 29, 2017	        By:  /s/ Matthew C. McNulty
      				-------------------------------------------
				Matthew C. McNulty
				Chief Financial Officer

                               EXHIBIT INDEX

Exhibit No.

99	Press Release dated November 29, 2017, issued by Patriot
        Transportation Holding, Inc.